UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report February 7, 2007
(Date of earliest event reported November 21, 2006)

SPORTS SOURCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-125131	20-1917956
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

Xicheng Industrial Zone of Luoshan, Xinyang
Henan Province, The People’s Republic of China

(Address of principal executive offices)

Registrant’s telephone number, including area code (86) 27 853 75701

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 21, 2006, Sports Source, Inc., a Delaware company (the “Company”), filed a Certificate of Amendment of the Certificate of Incorporation with the Secretary of State of the State of Delaware, pursuant to which (i) the Company changed its name to “New Oriental Energy & Chemical Corp.”, and (ii) the total number of authorized shares of Common Stock of the Company was decreased from 100,000,000 shares to 30,000,000 shares, with no change to its $0.001 par value or the amount of authorized shares of Preferred Stock, effective immediately.

Item 9.01.    Financial Statements And Exhibits.

(d)	Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment of the Certificate of Incorporation filed by Sports Source, Inc. on November 21, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2007

SPORTS SOURCE, INC.

By:	/s/ Wang Gui Quan
Name:	Wang Gui Quan
Title:	President

EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Amendment of the Certificate of Incorporation filed by Sports Source, Inc. on November 21, 2006.